UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2021

PALO ALTO NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35594	20-2530195
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Tannery Way

Santa Clara, California 95054

(Address of principal executive office, including zip code)

(408) 753-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	PANW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On December 14, 2021, Palo Alto Networks, Inc. (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”).

At the Annual Meeting, the Company’s shareholders approved the Company’s 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”). The 2021 Equity Incentive Plan replaces the Company’s 2012 Equity Incentive Plan in its entirety. The material terms of the 2021 Equity Incentive Plan are described in “Proposal 4 – To approve the Palo Alto Networks, Inc. 2021 Equity Incentive Plan” in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 29, 2021, which description is incorporated herein by reference.

The foregoing description of the 2021 Equity Incentive Plan is qualified in its entirety by reference to the text of the amended and restated 2021 Equity Incentive Plan, which is set forth in Appendix B to the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on October 29, 2021.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, proxies representing 81,731,827 shares of the Company’s common stock, or approximately 83.38% of the total shares entitled to vote, were present in person or by proxy. The matters before the Annual Meeting were described in more detail in the Company’s definitive proxy statement filed on Schedule 14A with the Securities and Exchange Commission on October 29, 2021.

Proposal One – Election of Directors. The following nominees were elected as Class I directors to serve until the 2024 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
John M. Donovan	58,736,542	11,184,985	11,810,300
Rt Hon Sir John Key	63,891,684	6,029,843	11,810,300
Mary Pat McCarthy	68,443,055	1,478,472	11,810,300
Nir Zuk	64,557,938	5,363,589	11,810,300

Proposal Two – Ratification of the Appointment of Independent Registered Public Accounting Firm. The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2022 was ratified.

Votes For	Votes Against	Abstentions
80,843,390	829,390	59,047

Proposal Three – Advisory Vote on Executive Compensation. The Company’s stockholders cast their votes with respect to an advisory vote on executive compensation as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
56,850,374	12,346,645	724,508	11,810,300

Proposal Four – Approval of the 2021 Palo Alto Networks, Inc. Equity Incentive Plan. The Company’s stockholders cast their votes with respect to the approval of the 2021 Palo Alto Networks, Inc. Equity Incentive Plan as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
59,402,186	9,799,423	719,918	11,810,300

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PALO ALTO NETWORKS, INC.

By:	/s/ Dipak Golechha
Dipak Golechha
Chief Financial Officer

Date: December 15, 2021